SCHEDULE 14A

                                 (Rule l4a-l01)

                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant (_)

Check the appropriate box:

(_)  Preliminary Proxy Statement    (_) Confidential, for Use of the Commission
                                    Only  (as  permitted by Rule 14c-6(e)(2)
(X)  Definitive Proxy Statement

(_)  Definitive Additional Materials

(_)  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ROBECO-SAGE TRITON FUND, L.L.C.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.

(_) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

(_)  Fee paid with preliminary materials.

(_) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

-------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------

(3)  Filing Party:

-------------------------------------------------------------------

(4)  Date Filed:

-------------------------------------------------------------------

                                   ROBECO-SAGE
                               TRITON FUND, L.L.C.
                              120 BLOOMINGDALE ROAD
                          WHITE PLAINS, NEW YORK 10605


                      NOTICE OF SPECIAL MEETING OF MEMBERS
                           TO BE HELD ON JULY 26, 2004

TO MEMBERS:

Notice is hereby given that the special meeting (the "Special Meeting" or "Meeting") of Members of Robeco-Sage Triton Fund, L.L.C. (the "Fund") will be held at the offices of Robeco-Sage Capital Management, L.L.C., 120 Bloomingdale Road, White Plains, NY 10605, on July 26, 2004, at 3 p.m., Eastern time, for the following purposes:

1.   To elect three nominees to serve as managers of the Fund; and

2. To transact any other business that may properly come before the Special Meeting and any adjournments.

The proposal is discussed in greater detail in the attached Proxy Statement. The Board of Managers of the Fund has fixed June 28, 2004 as the record date for the determination of Members entitled to notice of and to vote at the Meeting and any adjournments.

BY ORDER OF THE BOARD OF MANAGERS

Timothy J. Stewart
Principal Manager

July 2, 2004

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY. MEMBERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY MEMBER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. MEMBERS ALSO MAY SUBMIT THEIR PROXIES AS SHOWN ON THEIR PROXY CARDS. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY BALLOT OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                   ROBECO-SAGE
                               TRITON FUND, L.L.C.
                              120 Bloomingdale Road
                          White Plains, New York 10605


                 PROXY STATEMENT FOR SPECIAL MEETING OF MEMBERS
                           TO BE HELD ON JULY 26, 2004

This Proxy Statement is being sent to you in connection with the solicitation of proxies by and on behalf of the Board of Managers (the "Board") of Robeco-Sage Triton Fund, L.L.C. (the "Fund") for use at the special meeting (the "Special Meeting" or "Meeting") of Members of the Fund to be held on July 26, 2004, at 3 p.m., Eastern time, at the offices of Robeco-Sage Capital Management, L.L.C., 120 Bloomingdale Road, White Plains, NY 10605, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Members.

SOLICITING PROXIES. In addition to the solicitation of proxies by mail, officers of the Fund and officers and employees of Robeco-Sage Capital Management, L.L.C., the Fund's investment adviser (the "Adviser"), may solicit proxies by telephone or in person. The costs of proxy solicitation and the expenses incurred in connection with preparing and mailing this Proxy Statement and its enclosures will be paid by the Fund. This Proxy Statement is first being mailed to Members on or about July 2, 2004.

VOTING THE PROXY. If the accompanying proxy ballot is properly signed and returned in time for the Meeting, your shares will be voted in accordance with your instructions on all matters that may properly come before the Meeting. You may submit the proxy by mail, by marking, signing, dating, and returning the enclosed proxy ballot in the enclosed postage-paid envelope. If you do not otherwise specify, the proxy will be voted FOR each of the nominees for election as managers. Any member who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting in person or by submitting a letter of revocation or a later-dated proxy to the Fund prior to the date of the Meeting.

QUORUM. Under the limited liability company agreement of the Fund, a quorum at the Meeting is constituted by the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date. If a proxy card is properly signed, but returned unmarked, the interests represented by that proxy will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to elect each of the managers are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A member vote may be taken on any proposal prior to such adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of the member interests present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote in favor of adjournment all interests that they are entitled to vote FOR the election of the managers and will vote against adjournment all interests they are instructed to WITHHOLD on any nominee.

RECORD DATE. The Board has fixed June 28, 2004, as the record date for the determination of Members entitled to notice of and to vote at the Meeting and any adjournments thereof. On the record date, the total of the capital accounts of all Members was $23,623,941.59. Each Member is entitled to cast a number of votes equivalent to such Member's investment percentage(1) as of the Record Date.

REPORTS TO MEMBERS. The Fund's most recent annual report to Members is available upon request, without charge, by writing the Fund, c/o Robeco-Sage Capital Management, L.L.C., or by calling the Fund at (914) 948-0300.

PROPOSAL:  TO ELECT THREE NOMINEES TO SERVE AS MANAGERS OF THE FUND

At the Meeting, Members are being asked to elect three nominees to serve as managers of the Fund. The nominees are Charles S. Crow, III, Richard B. Gross, and Timothy J. Stewart. Messrs. Crow and Gross do not presently serve as managers of the Fund. Mr. Stewart was elected by the initial Members on November 20, 2003 as a manager of the Board. If elected, each nominee, except Mr. Stewart, would serve as a manager that is not an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (an "Independent Manager"). The Board has called this Meeting to elect Messrs. Crow and Gross because the 1940 Act permits a Board to fill a vacancy without an election by Members only under circumstances where at least two-thirds of the Board (after the vacancy is filled) was already elected by Members. If Messrs. Crow and Gross were added without an election by Members, only 1 out of 3 managers would have been elected by Members. Accordingly, the above-named individuals are being nominated for election at this Meeting. Currently, the Fund has only one manager, Mr. Stewart. As of June 7, 2004, Mr. Richard Pollack, Mr. Lawrence Robin and Mr. Michael S. Weiss, the three former Independent Managers (who had each served since their election by the initial Members on November 20, 2003), had resigned for personal reasons (i.e., unrelated to the business and operations of the Fund). The 1940 Act requires that a registered investment company, like the Fund, must have a board of directors (or managers) at least 40% of which is comprised of Independent Managers. In addition, various rules promulgated under 1940 Act currently require that Independent Managers comprise at least a majority of the board. The Fund would be in compliance with this requirement if each of the Independent Managers is elected at the Special Meeting. (The Securities and Exchange Commission recently amended these rules to require that Independent Managers comprise at least 75% of the board. However, compliance with this higher percentage will not be required until late 2005, at the earliest).

The 1940 Act further provides that, in the event resignations of Independent Managers cause a fund to have an insufficient number of Independent Managers, the fund is allowed to operate for a 60 day period without the requisite number of Independent Managers. The 60 day period is intended to allow the fund sufficient time to call and hold a meeting of shareholders to elect the requisite number of Independent Managers. The Special Meeting is specifically being held within 60 days of former managers' resignations in order to satisfy this requirement.

The enclosed proxy card will be voted in favor of the election of each nominee, unless such authority is withheld in the proxy card. The nominees have each consented to stand for election and to serve if elected. If elected, each nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If a

----------
(1) An investment percentage is established for each Member on the Fund's books as of the first day of each fiscal period. The investment percentage of each Member was most recently established on May 31, 2004, and was determined by dividing the balance of the Member's capital account as of such date, which was the commencement of the most recent fiscal period, by the sum of the balances of capital accounts of all Members as of that date. The sum of the investment percentages of all Members for each fiscal period equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such replacement nominee as may be proposed by the Board. The Board recommends that Members vote in favor of the election of each of the nominees listed below.

INFORMATION ABOUT THE NOMINEES

The following table sets forth certain information concerning the nominees for election and officers of the Fund. Unless otherwise noted, the nominees have engaged in the principal occupations or employment listed in the following table for more than five years, but not necessarily in the same capacity.




         NOMINEES AND OFFICERS
---------------------------- ------------ ----------------- ----------------------------------------- ------------ ----------------
                                                                                                      # OF
                                                                                                      PORTFOLIOS
                                                                                                      IN
                                                                                                      FUND
                                                                                                      COMPLEX     OTHER
                             POSITION(S)  TERM OF OFFICE                                              OVERSEEN    DIRECTORSHIPS
                             HELD WITH    AND LENGTH OF     PRINCIPAL OCCUPATION DURING               BY          HELD BY
NAME, ADDRESS AND AGE        THE FUND     TIME SERVED       PAST FIVE YEARS                           MANAGER     MANAGER
---------------------------- ------------ ----------------- ----------------------------------------- ------------ ----------------

Charles S. Crow, III (54)    N/A          N/A               Mr. Crow has been a partner of the law        N/A       Member of the
33 State Road, 3rd Floor                                    firm of Crow & Associates since 1981.                     Board of
Princeton, NJ 08540                                                                                                 Directors of
                                                                                                                         1st
                                                                                                                    Constitution
                                                                                                                        Bank.
---------------------------- ------------ ----------------- ----------------------------------------- ------------ ----------------

Richard B. Gross (57)        N/A          N/A               Mr. Gross is the founder, Co-President        N/A             0
                                                            and Chief Legal Officer of GoldenRich
                                                            Films, LLC (2001 to present).  From
                                                            1998 through 2001, he served as
                                                            Managing Director and General Counsel
                                                            of  U.S. Trust Corporation.
---------------------------- ------------ ----------------- ----------------------------------------- ------------ ----------------

Timothy J. Stewart* (30)     Principal    Indefinite/       Mr. Stewart has served as Head of              1              0
120 Bloomingdale Road,       Manager,     8 months          Operations of the Adviser since 2003.
White Plains, NY 10605       President                      Previously, he was an Analyst for the
                             and Chief                      Adviser.
                             Executive
                             Officer
---------------------------- ------------ ----------------- ----------------------------------------- ------------ ----------------

Nathan A. Peters (27)        Chief        Indefinite/       Mr. Peters has served as Analyst of the        0              0
120 Bloomingdale Road,       Financial    5 months          Adviser since 2002.  From 2000 to 2002,
White Plains, NY 10605       Officer                        he was a Consultant and Analyst for
                                                            Jeffery Slocum & Associates.
---------------------------- ------------ ----------------- ----------------------------------------- ------------ ----------------

----------
* The nominee indicated by an asterisk (*) is an "interested person" (as defined under the 1940 Act) of the Fund by virtue of, among other things, his employment with the Adviser.

BOARD COMMITTEES

The Board has three standing committees as described below:

AUDIT COMMITTEE. The Audit Committee is responsible for advising the Board with respect to accounting, auditing and financial matters affecting the Fund. During the 2003-04 fiscal year, the Audit Committee held one meeting. The Board has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A. Pursuant to that Charter, the Audit Committee is to be comprised of all of the Fund's Independent Managers. Each of the former Independent Managers served on the Audit Committee during the 2003-04 fiscal year. If elected, each of the Independent Manager nominees would serve on the committee in the current fiscal year.

NOMINATING COMMITTEE. The Nominating Committee's principal purpose is to recommend and select nominees for election as managers. The committee is empowered to consider nominees to fill vacancies on the Board. The Nominating Committee will consider nominees to serve as Independent Managers that are recommended by any of the managers, the Fund's management or Members as well as other sources. The Nominating Committee has adopted a charter, a copy of which is attached as Exhibit B. Pursuant to that Charter, the Nominating Committee is to be comprised of all of the Independent Managers. Each of the former Independent Managers served on the Nominating Committee during the 2003-04 fiscal year. If elected, each of the Independent Manager nominees would serve on the committee in the current fiscal year.

Pursuant to its Charter, the Nominating Committee will evaluate any recommended candidate and determine whether to nominate him/her for election. Managers who are not Independent Managers as well as the officers of the Fund would be nominated and selected by the entire Board.

In reviewing a potential nominee, the Nominating Committee would consider relevant factors which can include the nominee's character, judgment, business experience and business acumen, and the nominee's independence from the Adviser and other principal service providers. Pursuant to the Charter, the Nominating Committee has no specific qualifying or disqualifying standards for nomination. In evaluating a candidate recommended by a Member, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the Member in submitting that nomination and whether such objectives are consistent with the interests of all Members.

While the Nominating Committee would consider candidates recommended by Members to serve as a Manager, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Manager is in the best interests of the Fund. Members seeking to recommend the nomination of a person for election as a Manager should communicate the recommendation to the Nominating Committee in accordance with the procedures for Member communications set forth under "Member Communication with Managers." In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee would, in addition to any Member recommendations, consider candidates identified by other means, including candidates proposed by members of the Board or the Fund's management. The Nominating Committee may also retain a consultant to assist the Committee in a search for a qualified candidate.

The Nominating Committee did not meet during the 2003-04 fiscal year. The Independent Manager nominees were proposed by the Principal Manager, the only current remaining manager following the resignation of the former Independent Managers.

VALUATION COMMITTEE. The Valuation Committee is principally responsible for determining the fair value of the Fund's illiquid and other holdings (when the Board is not in session). The current members of the Valuation Committee are Timothy J. Stewart and Nathan A. Peters. During the 2003-04 fiscal year, the Valuation Committee held no meetings.

Mr. Stewart attended at least 75% of the aggregate Board and committee meetings of which he was a member during the 2003-04 fiscal year.

MANAGER EQUITY OWNERSHIP IN THE FUND

As of the Record Date, the managers owned the following amounts in the Fund:


--------------------------------------------- ---------------------------------- -------------------------------------
              NAME OF MANAGER                      DOLLAR RANGE OF EQUITY          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                     SECURITIES IN ALL REGISTERED
                                                   SECURITIES IN THE FUND                     INVESTMENT
                                              ($1-$10,000, $10,001-$50,000,        COMPANIES OVERSEEN BY MANAGER IN
                                              $50,001-$100,000, OVER $ 100,000)     FAMILY OF INVESTMENT COMPANIES
--------------------------------------------- ---------------------------------- -------------------------------------
Charles S. Crow, III                                        None                                 None
--------------------------------------------- ---------------------------------- -------------------------------------
Richard B. Gross                                            None                                 None
--------------------------------------------- ---------------------------------- -------------------------------------
Timothy J. Stewart                                          None                                 None
--------------------------------------------- ---------------------------------- -------------------------------------


INDEPENDENT MANAGER INTEREST IN AFFILIATES OF THE FUND

Neither the Independent Manager nominees nor members of their immediately family own securities beneficially or of record in the Adviser, the Placement Agents (defined below) or any affiliate of the Adviser or Placement Agents. Accordingly, neither the Independent Manager nominees, nor members of their immediately family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Placement Agents or any of their affiliates. Furthermore, during the two most recently completed calendar years, neither the Independent Manager nominees, nor members of their immediately family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Adviser, the Placement Agents or any affiliate of the Adviser or Placement Agents were a party.

COMPENSATION

The Independent Managers will each be paid an annual retainer of $6,000 and will also be reimbursed for travel-related expenses incurred in providing services to the Fund. Mr. Stewart as well as the other officers of the Fund, all of whom are officers or employees of the Adviser, receive no compensation from the Fund.

To be elected as a manager, each nominee must receive the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

                             ADDITIONAL INFORMATION

THE ADVISER, ADMINISTRATOR AND PLACEMENT AGENTS

The Adviser is a Delaware limited liability company with offices at 120 Bloomingdale Road, White Plains, NY 10605. The Adviser is a wholly-owned subsidiary of Robeco USA, Inc., a Delaware corporation and subsidiary of Robeco Groep, N.V., a Netherland's entity. SEI Investments Global Funds Services (the "Administrator") provides various administrative and accounting services necessary for the operations of the Fund. Interests in the Fund may be distributed by placement agents, including Robeco USA, L.L.C., a division of the Adviser's parent company (each a "Placement Agent" and together, the "Placement Agents").

CONTROL PERSONS

As of the Record Date, the following Members owned beneficially 5% or more of the outstanding equity securities of the Fund.


---------------------------------------------------------------- ----------------------------- -----------------------
                    MEMBER NAME AND ADDRESS                          AMOUNT OF BENEFICIAL        PERCENTAGE OF FUND
                                                                          OWNERSHIP                     HELD
---------------------------------------------------------------- ----------------------------- -----------------------
Robeco-Sage Iris Fund, Ltd.                                              $20,293,527                   87.2%
c/o Robeco Sage Capital Management, L.L.C.
120 Bloomingdale Road
White Plains, NY 10605
---------------------------------------------------------------- ----------------------------- -----------------------
Sisters of the Presentation of the Blessed Virgin Mary of                 $2,978,147                   12.6%
Aberdeen South Dakota
c/o Avera Health Care Average Retirement
3900 West Avera Drive
Sioux Falls, SD 57108-5721

---------------------------------------------------------------- ----------------------------- -----------------------

As of the Record Date, the managers and officers of the Fund owned none of the outstanding interests of the Fund.

MEMBER COMMUNICATION WITH MANAGERS

Members may communicate with members of the Board or a committee thereof as a group or individually. Any such communication should be sent to the Board or an individual manager c/o Timothy J. Stewart, Principal Manager of the Fund, at 120 Bloomingdale Road, White Plains, New York 10605. The Principal Manager may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund. The Fund does not have a policy requiring managers to attend the Member meetings. However, managers are invited to such meetings and are encouraged to attend them. At least one member of the Board of Managers will be required to attend the Meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

The managers do not intend to present any other business at the Meeting, nor are they aware that any Member intends to do so. If any other matters are properly brought before the Meeting, the persons named as proxies in the enclosed proxy card will vote all interests they are entitled to vote on such matters in accordance with their own best judgment.

DEADLINE FOR MEMBER PROPOSALS

The Fund does not hold annual meetings of Members. Any Member desiring to present a proposal for inclusion in the proxy statement for the next special meeting of Members should submit the proposal to the Fund within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                           BY ORDER OF THE BOARD OF MANAGERS

                                           Timothy J. Stewart
                                           Principal Manager
                                           July 2, 2004

                                    EXHIBIT A

                         ROBECO-SAGE TRITON FUND, L.L.C.

                             AUDIT COMMITTEE CHARTER

1. COMPOSITION. The Audit Committee (the "Committee") shall be composed entirely of Managers who are not "interested" persons of Robeco-Sage Triton Fund, L.L.C. (the "Fund") or the investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, as amended, to the Fund. The full Board of Managers (the "Board") shall designate the members of the committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

2. OVERSIGHT. The function of the Committee is oversight. Management* and the internal accounting staff are primarily responsible for the preparation of the Fund's financial statements and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and internal control, and the independent auditors are primarily responsible for considering such controls in connection with their financial statement audits. The independent auditors for the Fund are accountable to the Board of Managers and the Committee. The Committee has the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, as has the Board.

3. SPECIFIC RESPONSIBILITIES AND POWERS. The Committee has the responsibility and power to:


     (a) oversee the Fund's accounting and financial reporting processes and practices, its internal controls and, as appropriate, the internal controls of key service providers;

     (b) approve, and recommend to the Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor;

     (c) pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, PROVIDED HOWEVER, that the policies and procedures are detailed as to the particular service and the Committee is informed of each service;

     (d) pre-approve all non-audit services provided by the Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

     (e) attempt to identify, through reports from the auditor and discussions with management: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Fund by its


--------------
* For purposes of this Charter, the term MANAGEMENT means the appropriate officers of the Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors). Also, for purposes of this Charter, the phrase INTERNAL ACCOUNTING STAFF means the appropriate officers and employees of the Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors).

          independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund;

     (f) (i) ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Fund; and (ii) engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors;

     (g) meet with the Fund's independent auditors and management, including private meetings, as appropriate, to: (i) review the form and substance of the Fund's financial statements and reports and to report the result of such meetings to the Board; (ii) review the arrangements for and the scope of the annual audit and any special audits or other special services; (iii) discuss any matters of concern arising in connection with audits of the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audits; (iv) consider the quality and adequacy of the internal accounting staff; (v) consider the independent auditors' comments with respect to the appropriateness and adequacy of the Fund's financial policies, procedures and internal accounting controls (including computer system controls and controls over the valuation process and the adequacy of the computer systems and technology used in the Fund's operations) and review management's responses thereto; (vi) review the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss. 380) requires discussion; and (vii) review with the independent auditors their opinions as to the fairness of the financial statements;

     (h) consider the effect on the Fund of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; (ii) any changes in service providers, such as fund accountants or administrators, that could impact the Fund's internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

     (i) review the fees charged by the independent auditors for audit and non-audit services; and

     (j) report its activities to the Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

4. SUBCOMMITTEES. The Committee may form and delegate authority to one or more subcommittees (which may consist of one or more Committee members), as it deems appropriate from time to time. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next meeting.

5.   MISCELLANEOUS.

     (a) the Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require. At any meeting of the Committee, (i) any two members of the Committee or (ii) one member of the Committee if this member is the Chairman of the Committee shall constitute a quorum for the purpose of taking any action. The Committee shall record minutes of its meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information as it, in its sole discretion, considers appropriate.

     (b)  the Committee shall be available at all times to meet with appropriate
          officers  of  the  Fund,  and  with  internal   accounting  staff  for
          consultation on audit, accounting and related financial matters.

     (c) the Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

The Committee shall have such further responsibilities as are given to it from time to time by the Board of Managers. The Committee shall consult, on an ongoing basis, with management, the independent auditors and counsel as to legal or regulatory developments affecting its responsibilities.



Approved:  November 20, 2003

                                    EXHIBIT B

                         ROBECO-SAGE TRITON FUND, L.L.C.

                          NOMINATING COMMITTEE CHARTER

--------------------------------------------------------------------------------

SECTION 1. MEMBERSHIP

     (a) The Nominating Committee ("Committee") of the Board of Managers (the "Board") of Robeco-Sage Triton Fund, L.L.C. (the "Fund") shall be composed solely of Managers who are not "interested persons" of the Fund ("Independent Managers"), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and who are appointed by the Board from time to time.

     (b)  The Committee shall appoint its Chairperson.

SECTION 2. PURPOSES

     (a) The Committee shall oversee the composition of both the Board and the various committees of the Fund to ensure that competent and capable candidates fill these positions.

     (b) The Committee shall ensure that the selection of each Manager is conducted in such a fashion so as to enhance the independence of disinterested Managers whose primary loyalty is to the investors of the Fund.

SECTION 3. RESPONSIBILITIES AND POWERS

     (a) The Committee shall review candidates for, and make nominations of Independent Managers to the Board, as it deems necessary and otherwise to fill vacancies. The Committee may select candidates from a variety of sources, including management, other Board members, shareholders and third-party search firms. In carrying out this duty, the Committee shall:

          (i) evaluate the candidates' qualifications, including their character, judgment, business experience and acumen, and their independence from the Fund's investment adviser and other principal service providers;

          (ii) select persons who are "independent" in terms of both the letter and the spirit of the 1940 Act and any other applicable laws and regulations; and

          (iii) consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Managers or service providers.

     (b) The Committee may periodically review the composition of the Board, including its size and mix of skill sets, experience and background, and determine whether for any reason it may be appropriate to add new Managers.

     (c) The Committee may make recommendations with regard to the tenure of the Independent Managers, including any term limits and/or mandatory retirement age.

     (d) The Committee shall be responsible for evaluating the performance of the Board and its committees in such manner and at such time as it deems necessary, with a view towards enhancing their effectiveness.

SECTION 4. PROCEDURAL MATTERS

     (a) The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.

     (b) The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any third-party search firms' experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

     (c) All Committee determinations are subject to the approval of the Board, including a majority of the Independent Managers.


Adopted: June 29, 2004

                         ROBECO-SAGE TRITON FUND, L.L.C.

        VOTING BY MAIL
            o Read the Proxy Statement
            o Check the appropriate boxes on this proxy card
            o Sign and date this proxy card
            o Mail your completed proxy card in the enclosed
              envelope

                         ROBECO-SAGE TRITON FUND, L.L.C.

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF MANAGERS FOR
             SPECIAL MEETING OF MEMBERS TO BE HELD ON JULY 26, 2004

     The undersigned hereby appoints Timothy J. Stewart and Nathan Peters, jointly and severally, as proxies ("Proxies"), with full power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Robeco-Sage Triton Fund, L.L.C. (the "Fund") held of record by the undersigned on June 28, 2004 at the Special Meeting (the "Meeting") of Members of the Fund to be held at the offices of Robeco-Sage Capital Management, L.L.C., 120 Bloomingdale Road, White Plains, NY 10605 on July 26, 2004 at 3 p.m. Eastern time and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby.

THE BOARD OF MANAGERS OF THE FUND RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES FOR ELECTION AS MANAGERS.

1.    ELECTION OF MANAGERS.

      o Mark "FOR ALL" if you wish to vote for all nominees.
      o Mark "WITHHOLD ALL" if you wish to vote against all nominees.
      o Mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the lines below if you wish to withhold authority for any individual nominee(s).

                 FOR               WITHHOLD               FOR ALL
                 ALL                 ALL                  EXCEPT*
                 [ ]                 [ ]                    [ ]

         Nominees:  (1) Charles S. Crow, III, (2) Richard B. Gross,
                    (3) Timothy J. Stewart.

         List Exceptions:
                             ---------------------------------------------

                             ---------------------------------------------

                             ---------------------------------------------

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

If this proxy is properly executed and received by the Fund prior to the Meeting, interests in the Fund represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as Managers.

PLEASE DATE AND SIGN BELOW. WITH RESPECT TO ENTITY INVESTORS, EACH PERSON REQUIRED TO SIGN UNDER THE INVESTOR'S GOVERNING DOCUMENTS MUST SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE. IF MORE THAN ONE AUTHORIZED SIGNATORY IS REQUIRED, EACH SIGNATORY SHOULD SIGN. IF INTERESTS IN THE FUND ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.


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-----------------------------
Name of Member

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------------------------------------
Authorized Signature  (Please sign)
   Name:
   Title:

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------------------------------------
Authorized Signature  (Please sign)
   Name:
   Title:

--------------------------------------------------------------


Date:_____________